UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

ONE LIBERTY PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 7.01	Results of Operations and Financial Condition, and Regulation FD

On March 14, 2016, we issued a press release announcing, among other things, the results of operations for the quarter and year ended December 31, 2015. The press release is attached as Exhibits 99.1 to this Current Report on Form 8-K. This information and the exhibit attached hereto are being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and are not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be incorporated by reference into any previous or future filing by registrant under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Information

Stock Repurchase Program

On March 14, 2016, we issued a press release announcing the approval of a $7.5 million stock repurchase program. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the section of such press release dealing with the stock repurchase program is incorporated herein by this reference.

Supplemental Federal Income Tax Considerations

The following discussion supplements the discussion contained under the heading “Federal Income Tax Considerations” in our prospectus dated March 12, 2014 (the “Prospectus”), which is part of our Registration Statement on Form S-3, as amended (No. 333-192319), and supersedes such discussion to the extent inconsistent with such discussion.

Because the following discussion is a summary which, in conjunction with the discussion contained under the heading “Federal Income Tax Considerations” in the Prospectus, is intended to address only material federal income tax consequences relating to the ownership and disposition of our common stock that will apply to all holders, it may not contain all the information which may be important to you. As you review this discussion, you should keep in mind the following:

●	the tax consequences to you may vary depending on your particular tax situation;

●	special rules not discussed below may apply to you if, for example, you are a tax-exempt organization, a broker-dealer, a non-U.S. holder, a trust, an estate, a regulated investment company, a financial institution, an insurance company, or otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”);

●	this summary does not address state, local or non-U.S. tax considerations;

●	this summary deals only with investors that hold shares as “capital assets,” within the meaning of Section 1221 of the Code; and

●	this discussion is not intended to be, and should not be construed as, tax advice.

You are urged both to review the following discussion and to consult with your own tax advisor to determine the effect of ownership and disposition of our common stock on your tax situation, including any state, local or non-U.S. tax consequences.

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The information below is based on the current Code, current, temporary and proposed Treasury regulations, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, including its interpretations of the Code as shown by private letter rulings, which are not binding on the Internal Revenue Service except with respect to the taxpayer to which they are addressed, and current court decisions. Future legislation, regulations, administrative interpretations and court decisions could change current law or adversely affect existing interpretations of current law. Any change could apply retroactively. We have not requested and do not plan to request any rulings from the Internal Revenue Service concerning the matters discussed below. It is possible the Internal Revenue Service could challenge the statements in this discussion, which do not bind the Internal Revenue Service or the courts, and a court could agree with the Internal Revenue Service.

Delayed Implementation Date for Withholding Taxes on Certain Foreign Accounts

On September 18, 2015, the Internal Revenue Service issued a notice (“Notice”) with respect to the HIRE Act discussed in “Federal Income Tax Considerations—Information Reporting Requirements and Backup Withholding Tax” in the Prospectus. This Notice extended the date on which withholding begins for gross proceeds, including proceeds of sale, withholding from January 1, 2017 to January 1, 2019. Prospective investors are urged to consult their tax advisors regarding all aspects of the HIRE Act.

Recent Legislation Modified Several of the Rules Applicable to REITs

On December 18, 2015, President Obama signed into law the Consolidated Appropriations Act, 2016, an omnibus spending bill, with a division referred to as the Protecting Americans from Tax Hikes Act of 2015 (the “PATH Act”). The PATH Act modified a number of important rules regarding the taxation of REITs and their shareholders, including, among others, the following rules described below. The rules in the PATH Act were enacted with different effective dates, some of which are retroactive. Prospective investors are urged to consult theirs tax advisors regarding the implications of the PATH Act.

Reduction in Permissible Holdings of the Securities of Taxable REIT Subsidiaries. For taxable years beginning after 2017, no more than 20% of the value of our total assets may consist of the securities of one or more taxable REIT subsidiaries.

Prohibited Transaction Safe Harbor. Certain alternative tests for satisfying the rules contained in the safe harbor provisions, under which certain sales of real estate assets will not be treated as prohibited transactions, have been added by the PATH Act.

Modification to Preferential Dividend Rules. For distributions in taxable years beginning after 2014, the preferential dividend rules do not apply to “publicly offered REITs.” A “publicly offered REIT” means a REIT which is required to file annual and periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. We are a publicly offered REIT.

Limitations on Designation of Dividends by REITs. The aggregate amount of dividends that we may designate as qualified dividends or capital gain dividends with respect to any taxable year beginning after 2015 cannot exceed the dividends actually paid by us during such year.

Debt Instruments of Publicly Offered REITs and Mortgages Treated as Real Estate Assets. Debt instruments issued by publicly offered REITs (as defined above) will be treated as real estate assets for purposes of the 75% asset test. Income from such debt instruments is qualifying income for purposes of the 95% income test, but it is not qualifying income for purposes of the 75% income test. Under a new asset test, not more than 25% of the value of our assets can consist of debt instruments of publicly offered REITs unless it would otherwise be treated as a real estate asset. These provisions are effective for taxable years beginning after 2015.

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Asset and Income Test Clarification Regarding Ancillary Personal Property. Under current law, rent attributable to personal property which is leased under, or in connection with, a lease of real property, is treated as rents from real property for purposes of the 95% and 75% income tests if the rent attributable to the personal property for the taxable year does not exceed 15% of the total rent for the year for such real and personal property. The PATH Act provides that, for taxable years beginning after 2015, personal property leased in connection with a lease of real property will be treated as a real estate asset for purposes of the 75% asset test only to the extent that rents attributable to such personal property meets the 15% test described above. In addition, for taxable years beginning after 2015, debt secured by a mortgage on both real and personal property will qualify as a real estate asset for purposes of the 75% asset test, and interest on such debt will be qualifying income for purposes of both the 95% and 75% income tests, if the fair market value of the personal property does not exceed 15% of the total fair market value of all property securing the debt.

Hedging Provisions. For taxable years beginning after 2015, certain income from hedging transactions entered into to hedge existing hedging positions after any portion of the hedged indebtedness or property is disposed of will not be included in income for purposes of the 95% and 75% income tests.

Modification of REIT Earnings and Profits Calculation. The PATH Act modified the special earnings and profits rules in the Code to ensure that shareholders, for taxable years after 2015, will not be treated as receiving dividends from a REIT that exceed the earnings and profits of the REIT.

Treatment of Certain Services Provided by Taxable REIT Subsidiaries. For taxable years beginning after 2015, a 100% excise tax is imposed on “redetermined TRS service income,” which is income of a taxable REIT subsidiary attributable to services provided to, or on behalf of, its associated REIT and which would otherwise be increased on distribution, apportionment, or allocation under the Code (i.e., as a result of a determination that the amount of income to be paid for such services was not set at arm’s length).

Exceptions from FIRPTA for Certain REIT Stock Gains and Distributions. On or after December 18, 2015, the disposition of stock of a publicly traded REIT is not treated, under the Foreign Investment in Real Property Tax Act (“FIRPTA”), as a United States real property interest in the hands of a person who has not held more than 10% of the stock of such REIT during the applicable testing period. Similarly, on or after December 18, 2015, a distribution by a publicly traded REIT is not treated, under FIRPTA, as gain from the disposition of a United States real property interest for a person who has not held more than 10% of the stock of such REIT during the applicable testing period.

Stock of a REIT held (directly or through partnerships) by a “qualified shareholder” will not be a United States real property interest, and capital gain dividends from such a REIT will not be treated as gain from the sale of a United States real property interest, unless a person (other than a qualified shareholder) that holds an interest (other than an interest solely as a creditor) in such qualified shareholders owns, taking into account applicable constructive ownership rules, more than 10% of the stock of the REIT. If the qualified shareholder has such an “applicable investor,” the portion of REIT stock held by the qualified shareholder indirectly owned through the qualified shareholder by the applicable investor will be treated as gains from the sale of United States real property interests. For these purposes, a “qualified shareholder” is a foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, is a “qualified collective investment vehicle,’ and maintains records on the identity of certain 5% owners. A “qualified collective investment vehicle” is a foreign person that is eligible for a reduced withholding rate with respect to ordinary REIT dividends even if such person holds more than 10% of the REIT’s stock, a publicly traded partnership that is a withholding foreign partnership that would be a United States real property holding corporation if it were a United States corporation, or is designated as a qualified collective investment vehicle by the Secretary of the Treasury and is either fiscally transparent within the meaning of the Code or required to include dividends in its gross income but entitled to a deduction for distribution to its investors. Finally, capital gain dividends and non-dividend redemption and liquidating distributions to a qualified shareholder that are not allocable to an applicable investor will be treated as ordinary dividends. These changes apply to dispositions and distributions on or after December 18, 2015.

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Determination of Domestically Controlled REIT Status. In determining whether a REIT is domestically controlled, the REIT may presume that holders of less than 5% of a class of stock regularly traded on an established securities market in the United States are U.S. persons throughout the testing period, except to the extent that the REIT has actual knowledge to the contrary. In addition, any stock in the REIT held by another REIT that is publicly traded will be treated as held by a non-U.S. person unless the other REIT is domestically controlled, in which case the stock will be treated as held by a U.S. person. Finally, any stock in a REIT held by another REIT that is not publicly traded will be treated as held by a U.S. person to the extent that U.S. persons hold the other REIT’s stock. These provisions were effective as of December 18, 2015.

FIRPTA Exception for Interests Held by Foreign Retirement or Pension Funds. “Qualified foreign pension funds” and entities that are wholly owned by a qualified foreign pension fund are exempted from FIRPTA and FIRPTA withholding. For these purposes, a “qualified foreign pension fund” is any trust, corporation, or other organization or arrangement if (i) it was created or organized under foreign law, (ii) it was established to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (or persons designated by such employees) of one or more employers in consideration for services rendered, (iii) it does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) it is subject to government regulation and provides annual information reporting about its beneficiaries to the relevant tax authorities in the country in which it is established or operates, and (v) under the laws of the country in which it is established or operates, either contributions to such fund which would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such fund or taxed at a reduced rate, or taxation of any investment income of such fund is deferred or such income is taxed at a reduced rate. This provision is effective for dispositions and distributions occurring after December 18, 2015.

Increase in Rate of FIRPTA Withholding. For sales of United States real property interests occurring after February 16, 2016, the FIRPTA withholding rate for dispositions of United States real property interests and certain distributions increases from 10% to 15%.

Recent Legislation May Alter who Bears the Liability in the Event a Partnership is audited and an Adjustment is Assessed

On November 2, 2015, President Obama signed into law the Bipartisan Budget Act of 2015. Among other things, the Bipartisan Budget Act of 2015 changed the rules applicable to federal income tax audits of partnerships (such as any partnership of which we are a partner) and the collection of any tax resulting from such audits or other tax proceedings. Under the new rules, the partnership itself must pay any “imputed underpayments,” consisting of delinquent taxes, interest, and penalties deemed to arise out of an audit of the partnership, unless certain alternative methods are available and the partnership elects to utilize them.

The new rule generally does not apply to audits of taxable years beginning before January 1, 2018, and many of the details, including the means by which a partnership can avail itself of the alternative methods and the manner in which the alternative methods may apply to REITs, will be determined through yet-to-be-proposed Treasury Regulations. Therefore, it is not clear at this time what effect this new legislation will have on us or any partnership of which we are a partner. However, it is possible that in the future, we or any partnership of which we are a partner, or both, could be subject to, or otherwise bear the economic burden of, federal income tax, interest, and penalties resulting from a federal income tax audit as a result of the changes enacted by the Bipartisan Budget Act of 2015.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated March 14, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: March 14, 2016	By:	/s/ David W. Kalish
David W. Kalish,
Senior Vice President and Chief Financial Officer

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